FEDERATED INTERNATIONAL EQUITY FUND
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
(a portfolio of Federated International Series, Inc.)

SUPPLEMENT TO PROSPECTUS DATED MARCH 31, 2000

     Under the section entitled "The Fund's Portfolio Managers And Investment Analysts Are" please delete the phrase "And Investment Analysts" from the heading, delete the existing two paragraphs and replace with the following:

         "ALEXANDRE DE BETHMANN

          Alexandre de Bethmann has been the Fund's Portfolio Manager since October 1999. Mr. de Bethmann joined Federated in 1995 as a Senior Portfolio Manager and a Vice President of the Fund's Adviser. Mr. de Bethmann served as Assistant Vice President/Portfolio Manager for Japanese and Korean equities at the College Retirement Equities Fund from 1994 to 1995. Mr. de Bethmann is a Chartered Financial Analyst. He received his M.B.A. in Finance from Duke University.

         JOHN P. QUARTAROLO

          John P. Quartarolo has been a portfolio manager of the Fund since May 2000. Mr. Quartarolo joined Federated in December 1998 as a Senior Investment Analyst; he was promoted to Assistant Vice President of the Fund's adviser in January 2000. Mr. Quartarolo was an Assistant Vice President - Global Securities Research & Economics with Merrill Lynch & Co., Inc. from January 1996 to December 1998. From July 1993 to January 1996, he was a Ratings Analyst for Standard & Poor's. Mr. Quartarolo earned his B.B.A. from Hofstra University. Mr. Quartarolo is a Chartered Financial Analyst.

         STEPHEN F. AUTH

          Stephen F. Auth has been the Fund's Portfolio Manager since May 2000. Mr. Auth joined Federated in May 2000 as Senior Vice President and Director of Global Portfolio Management of the Fund's adviser.. From 1985 through March, 2000, Mr. Auth was employed with Prudential Investments, a unit of Prudential Insurance Company of America, where he served as a Portfolio Manager since September 1991 and also as Senior Managing Director. Mr. Auth is a Chartered Financial Analyst. He earned a Bachelors Degree from Princeton University and an M.B.A. from Harvard University.


         HENRY A. FRANTZEN

          Henry A. Frantzen is the Chief Investment Officer for global and international investments. Mr. Frantzen joined Federated in 1995 as an Executive Vice President of the Fund's Adviser and has overseen the operations of the Adviser since its formation. In 1999, Mr. Frantzen became a Director of the Fund's Adviser. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 until 1995. Mr. Frantzen earned his bachelors degree in Business Administration from the University of North Dakota.





                                                                   June 30, 2000





[Graphic]
Federated Securities Corp., Distributor

Cusip 31420G101
Cusip 31420G200
Cusip 31420G309

25551  (6/00)                                                             514051





FEDERATED INTERNATIONAL INCOME FUND
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
(a portfolio of Federated International Series, Inc.)

SUPPLEMENT TO PROSPECTUS DATED MARCH 31, 2000

     Under the section entitled "The Fund's Portfolio Managers And Investment Analysts Are" please delete the phrase "And Investment Analysts" from the heading, delete the existing three paragraphs and replace with the following:

         "ROBERT M. KOWIT

          Robert M. Kowit has been the Fund's Portfolio Manager since December 1995. Mr. Kowit joined Federated in 1995 as a Senior Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Kowit served as a Managing Partner of Copernicus Global Asset Management from January 1995 through October 1995. From 1990 to 1994, he served as Senior Vice President/Portfolio Manager of International Fixed Income and Foreign Exchange for John Hancock Advisers. Mr. Kowit received his M.B.A. from Iona College with a concentration in finance.

         MICHEAL W. CASEY, PH.D.

          Micheal W. Casey, Ph.D. has been the Fund's Portfolio Manager since January 1997. Mr. Casey joined Federated in 1996 as a Senior Investment Analyst and an Assistant Vice President. Mr. Casey has been a Vice President of the Adviser since 1998. Mr. Casey served as an International Economist and Portfolio Strategist for Maria Fiorini Ramirez Inc. from 1990 to 1996. Mr. Casey earned a Ph.D. concentrating in economics from The New School for Social Research and a M.Sc. from the London School of Economics.

         STEPHEN F. AUTH

          Stephen F. Auth has been the Fund's Portfolio Manager since May 2000. Mr. Auth joined Federated in May 2000 as Senior Vice President and Director of Global Portfolio Management of the Fund's adviser. From 1985 through March, 2000, Mr. Auth was employed with Prudential Investments, a unit of Prudential Insurance Company of America, where he served as a Portfolio Manager since September 1991 and also as Senior Managing Director. Mr. Auth is a Chartered Financial Analyst. He earned a Bachelors Degree from Princeton University and an M.B.A. from Harvard University.

         HENRY A. FRANTZEN

          Henry A. Frantzen is the Chief Investment Officer for global and international investments. Mr. Frantzen joined Federated in 1995 as an Executive Vice President of the Fund's Adviser and has overseen the operations of the Adviser since its formation. In 1999, Mr. Frantzen became a Director of the Fund's Adviser. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 until 1995. Mr. Frantzen earned his bachelors degree in Business Administration from the University of North Dakota.


     Under the section entitled "What Are The Fund's Investment Strategies?" please delete the last two sentences of the first paragraph and replace with the following:

         "The Fund limits its investments to securities with a credit quality equal to a BBB rating or better. The Fund endeavors to maintain a dollar-weighted average credit rating of A for its portfolio securities."

                                                                   June 30, 2000


[Graphic]

Federated Securities Corp., Distributor

Cusip 31420G408
Cusip 31420G507
Cusip 31420G606

25546  (6/00)                                                           514052